Q&A: Q4 2003


1.   The company made several changes to its portfolio in fiscal 2003. Why?

     During fiscal 2003, the company divested fresh beef and pork, canned seafood, and cheese processing operations. In addition, the company has reached an agreement to sell its chicken business. The company is concentrating its capital in branded and value-added food opportunities. This is part of an ongoing agenda to improve the strength and consistency of earnings by focusing on businesses with value-added, higher-margin opportunities and lower volatility.


2. What are the major items affecting the comparability of the fiscal 2003 fourth quarter reported EPS with the reported EPS in the fourth quarter of fiscal 2002?

     Fiscal 2003 Fourth Quarter Reported EPS                            $0.28
     Impairment charge for chicken operations (add back for 2003)       $0.13*
     Difference in fresh red meat related profits (add back for 2003)   $0.04
     SFAS 142 benefit (subtract for 2003)                              ($0.06)
     Insurance settlement (subtract for 2003)                          ($0.06)

     * See question #4 for more details on this item.


3. What are the major items affecting the comparability of fiscal 2003 reported EPS and fiscal 2002 reported EPS?

     Fiscal 2003 Reported EPS                                           $1.46
     Impairment charge for chicken operations (add back for 2003)       $0.13
     Difference in fresh red meat profits and transaction costs
      (add back for 2003)                                               $0.15
     SFAS 142 benefit (subtract for 2003)                              ($0.23)
     Insurance settlement (subtract for 2003)                          ($0.06)

     In addition, fiscal 2003 EPS results include a planned increase for pension expense of approximately $0.05 per diluted share. The company also made downward revisions to inventory values in its specialty spice and foodservice refrigerated meat businesses during fiscal 2003, which together negatively impacted fiscal 2003 EPS by approximately $0.05 per diluted share.

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4.   If the impairment charge for the chicken business is $0.13, why is the loss from discontinued operations $0.14 for the fourth quarter?

     Because the $0.14 of loss from discontinued operations includes $0.13 of impairment charges as well as $0.01 of loss from regular business activities. We do not consider the loss or profits from regular business activities, even if reported as discontinued operations, to be major items affecting the comparability of EPS results.


5. Did recent divestitures impact sales results for Packaged Foods this quarter versus the same quarter last year?

     Yes, the divestiture of our canned seafood business decreased fourth quarter sales by approximately $50 million; however, the impact on operating profits was negligible.


6.   What was the volume change for the Packaged Foods segment for the quarter?

     - 1%.


7. For the quarter, what are some major brands that had stronger sales this year compared to last year?

         ACT II
         Banquet
         Eckrich
         Egg Beaters
         Hebrew National
         Kid Cuisine
         Marie Callender's
         Orville Redenbacher's
         Reddi-wip


8. For the quarter, what are some major brands that had lower sales this year compared to last year?

         Chef Boyardee
         Snack Pack
         Van Camp's
         Wesson


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9.   What  were the major  products  that had  selling  price  declines  for the quarter, and why?

     Branded meat products experienced lower selling prices. The lower selling prices for those products are reflective of lower input costs.


10. How much did you spend in incremental advertising and promotion for the quarter and year?

     Approximately $12 million more for the quarter and $49 million more for the year.


11. How much was total Depreciation and Amortization (including amounts reflected in discontinued operations) for the quarter?

     Approximately $115 million (vs. $160 million in Q4 2002), impacted by divestitures & SFAS 142.

               $113 million of depreciation (vs. $122 million in Q4 2002) $0 million of goodwill amort. (vs. $27 million in Q4 2002) $2 million of other amort. (vs. $11 million in Q4 2002)


12. How much of the total $115 million of Depreciation and Amortization for the quarter relates to discontinued chicken operations?

     Approximately $15 million (vs. $15 million last year).


13. How much was total Depreciation and Amortization (including amounts reflected in discontinued operations) for the fiscal year?

     Approximately $462 million (vs. $623 million for fiscal 2002), impacted by divestitures & SFAS 142.

               $453 million of depreciation (vs. $474 million for fiscal 2002) $0 million of goodwill amort. (vs. $109 million for fiscal 2002) $9 million of other amort. (vs. $40 million for fiscal 2002)


14. How much of the total $462 million of Depreciation and Amortization for the fiscal year relates to discontinued chicken operations?

     Approximately $61 million (vs. $59 million last year).

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15.  How much were Capital  Expenditures  during the quarter  (including amounts reflected in discontinued operations)?

     Approximately $133 million (vs. $159 million last year), impacted by divestitures.


16. How much of the total $133 million of Capital Expenditures for the quarter relates to discontinued chicken operations?

     Approximately $10 million (vs. $18 million last year).


17. How much were Capital Expenditures for the fiscal year (including amounts reflected in discontinued operations)?

     Approximately $427 million (vs. $531 million last year), impacted by divestitures.


18. How much of the total $427 million of Capital Expenditures for the fiscal year relates to discontinued chicken operations?

     Approximately $36 million (vs. $55 million last year).


19.  What was the net interest expense for the quarter?

     $59 million.


20.  What was the net interest expense for the fiscal year?

     $276 million.


21.  What was the effective tax rate for the quarter (rounded)?

     31%, reflecting the impact of SFAS 142 and divestitures.


22.  What was the tax rate for fiscal 2003 (rounded)?

     35%, reflecting the impact of SFAS 142 and divestitures.

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23.  What are the major areas of  improvement  during fiscal 2003 regarding debt and liquidity?
                                                2003      2002    Improvement
     Total Debt* & Preferred Securities        $6,106    $6,141
     Asset Securitization Programs             $  556    $  684
     Less: Cash On Hand                        $  629    $  158
                                               -------   -------
     Total                                     $6,033    $6,667      $634

     * Total debt = short-term debt, long-term debt, and subordinated debt


24. What were the cash proceeds the company received from divestitures this year?

     The company received more than $970 million of cash during the year related to divestitures. In addition to paying down debt, the company made a tax-deductible contribution of more than $220 million to its pension plan and ended the year with a cash balance of almost $630 million.


25.  What was Corporate Expense for the quarter?

     $134 million (vs. $72 million in Q4 2002), reflecting higher pension, worker's compensation insurance, medical insurance and corporate marketing costs.


26.  What was Corporate Expense for the fiscal year?

     $411 million (vs. $279 million for fiscal 2002), reflecting increases for certain types of costs including transaction fees related to divestitures, pension expense, third-party service fees, worker's compensation insurance, medical insurance and corporate marketing costs.


27.  How much did you pay in dividends during the quarter?

     $131 million.


28.  How much did you pay in dividends for the fiscal year?

     $509 million.


29. What was the weighted average number of diluted shares outstanding for the quarter?

     530 million shares.

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30.  What was the weighted average number of diluted shares  outstanding for the fiscal year?

     531 million shares.


31.  What is the projected Depreciation for fiscal 2004?

     $420 million.


32.  What are projected Capital Expenditures for fiscal 2004?

     $420 million.


33.  What is the preliminary estimate of the tax rate for fiscal 2004?

     Approximately 37%.

34.  What is the expected net interest expense for fiscal 2004?

     Approximately $260 million.

35. Why has there been a change to historical amounts as a result of reclassifying the chicken business as discontinued operations?

     On June 9, 2003, the company reached an agreement to sell its chicken business; that transaction is expected to close in the summer of 2003. Because of the agreement, results for the chicken business, which were previously reported under the Meat Processing segment, are now reported as results from discontinued operations. Reclassifying chicken results in such a manner impacts certain amounts, including current and historical segment results.

     The company also made changes to the Food Ingredients reporting segment, which now includes results for the milled products, specialty spice, and basic ingredients operations. The basic ingredients operations, which are responsible for the commodity procurement and merchandising functions, were previously reported as part of the Agricultural Products reporting segment. The Agricultural Products segment only includes results for United Agri Products (UAP), the company's crop inputs distribution business.

     Overall current and historical diluted EPS does not change as a result of the classification changes.


36. What are the revisions to historical segment results as a result of the classification change that took place this quarter?

     Please see the attached table.

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Quarter 4, Fiscal 2003

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,072.9
   Food Ingredients                     $ 530.0
   Meat Processing                          $ -
   Agricultural Products                $ 306.6

Segment Operating Profit
   Packaged Foods                       $ 418.1
   Food Ingredients                      $ 25.7
   Meat Processing                       $ 49.7
   Agricultural Products                  $ 6.0


Quarter 3, Fiscal 2003

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,009.3
   Food Ingredients                     $ 541.3
   Meat Processing                          $ -
   Agricultural Products                $ 412.2

Segment Operating Profit
   Packaged Foods                       $ 415.5
   Food Ingredients                      $ 28.3
   Meat Processing                        $ 0.7
   Agricultural Products                $ (33.9)


Quarter 2, Fiscal 2003

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,294.9
   Food Ingredients                     $ 593.5
   Meat Processing                      $ 506.4
   Agricultural Products              $ 1,043.0

Segment Operating Profit
   Packaged Foods                       $ 456.2
   Food Ingredients                      $ 44.7
   Meat Processing                        $ 2.8
   Agricultural Products                 $ 34.7


Quarter 1, Fiscal 2003

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 2,889.0
   Food Ingredients                     $ 527.7
   Meat Processing                    $ 1,962.3
   Agricultural Products              $ 1,150.1

Segment Operating Profit
   Packaged Foods                       $ 353.2
   Food Ingredients                      $ 34.7
   Meat Processing                       $ 46.2
   Agricultural Products                 $ 42.4


Fiscal 2003

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                    $ 12,266.1
   Food Ingredients                   $ 2,192.5
   Meat Processing                    $ 2,468.7
   Agricultural Products              $ 2,911.9

Segment Operating Profit
   Packaged Foods                     $ 1,643.0
   Food Ingredients                     $ 133.4
   Meat Processing                       $ 99.4
   Agricultural Products                 $ 49.2




Quarter 4, Fiscal 2002

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,155.3
   Food Ingredients                     $ 473.5
   Meat Processing                    $ 1,899.9
   Agricultural Products                $ 346.1

Segment Operating Profit
   Packaged Foods                       $ 436.7
   Food Ingredients                      $ 39.5
   Meat Processing                       $ 44.0
   Agricultural Products                $ (39.6)


Quarter 3, Fiscal 2002

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,065.7
   Food Ingredients                     $ 521.8
   Meat Processing                    $ 1,740.7
   Agricultural Products                $ 413.3

Segment Operating Profit
   Packaged Foods                       $ 422.0
   Food Ingredients                      $ 59.3
   Meat Processing                       $ 20.9
   Agricultural Products                $ (57.2)


Quarter 2, Fiscal 2002

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 3,310.4
   Food Ingredients                     $ 531.8
   Meat Processing                    $ 1,976.9
   Agricultural Products                $ 996.1

Segment Operating Profit
   Packaged Foods                       $ 414.9
   Food Ingredients                      $ 57.1
   Meat Processing                       $ 67.9
   Agricultural Products                $ (11.4)


Quarter 1, Fiscal 2002

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                     $ 2,965.9
   Food Ingredients                     $ 493.2
   Meat Processing                    $ 2,115.9
   Agricultural Products              $ 1,466.5

Segment Operating Profit
   Packaged Foods                       $ 317.5
   Food Ingredients                      $ 42.2
   Meat Processing                       $ 56.0
   Agricultural Products                 $ 72.9


Fiscal 2002

                                  Reclassified
Segment Sales                       Results
   Packaged Foods                    $ 12,497.3
   Food Ingredients                   $ 2,020.3
   Meat Processing                    $ 7,733.4
   Agricultural Products              $ 3,222.0

Segment Operating Profit
   Packaged Foods                     $ 1,591.1
   Food Ingredients                     $ 198.1
   Meat Processing                      $ 188.8
   Agricultural Products                $ (35.3)